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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Starbucks Corporation on Form S-8 of our report dated December 19, 2003, appearing in and incorporated by reference in the Annual Report on Form 10-K of Starbucks Corporation for the year ended September 28, 2003 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

DELOITTE & TOUCHE LLP

Seattle, Washington
February 24, 2004